Exhibit 10.12

Credit Contract

Loan Taker

Company:	Oasmia Pharmaceutical AB
Organization:	556332-6676
Address:	Vallongatan 1
Zip code:	75228
City:	Uppsala
Telephone:	018-50 54 40

Loan Lender

Company:	Alceco International S.A.
Organization:	B75 444
Address:	19 Rue Aldringen
Zip code:	L-1118
City:	Luxemburg

1.	Loan amount
40,000,000 SEK (Forty million SEK)

2.	Loan period
10-01-2012 - 12-31-2013

3.	Eventual period extension
If this contract is not terminated in writing by either partner at the latest 3 (three) months before the expiration of the contract’s period of validity it will be automatically extended by 12 (twelve) months.

4.	Interest rate
Contract interest rate 5%

5.	Commitment
The lender and the borrower takes on the responsibility of abiding by the terms that are presented in this contract.

6.	Miscellaneous
This contract has been prepared in two copies and both the borrower and the lender have taken their own copy. This contract replaces previous concluded loan contracts.

Signatures

City and date:	City and date:

(signature)	(signature)
Loan lender	Loan borrower
Alceco International S.A.	Oasmia Pharmaceutical AB

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